UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2025

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-01088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD

TROY, MICHIGAN 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $1.00 par value per share	KELYA	The Nasdaq Stock Market LLC
Class B Common Stock, $1.00 par value per share	KELYB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2025, Kelly Services, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that, effective November 28, 2025, Daniel H. Malan, Senior Vice President and President Science, Engineering & Technology, would separate from Kelly Services, Inc.

In connection with Mr. Malan’s separation from the Company on November 28, 2025, the Company and Mr. Malan entered into a Severance Agreement and Release, dated December 2, 2025 (the “Agreement”), which became effective on December 10, 2025. Under the terms of the Agreement, Mr. Malan will receive severance pay in the amount of $468,000, representing 52 weeks of his current annual base salary, payable in accordance with the Company’s regular payroll schedule and subject to applicable withholdings and deductions. The Company will subsidize Mr. Malan’s health insurance premiums under COBRA for up to 12 months, provided he elects COBRA continuation coverage and remains eligible. In addition, the Company will provide outplacement services for up to 12 months, not to exceed $10,000 in cost. Mr. Malan will also receive a pro-rated annual incentive in accordance with the terms of the Kelly Services, Inc. Senior Executive Severance Plan, including any amounts due under the Company’s Equity Incentive Plan and Short-Term Incentive Plan. The Agreement includes a general release of claims by Mr. Malan in favor of the Company and its affiliates, subject to certain customary exceptions, as well as non-disparagement and confidentiality provisions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Agreement and Release, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Severance Agreement and Release between Kelly Services, Inc. and Daniel H. Malan.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: December 12, 2025	/s/ Vanessa Peterson Williams
Vanessa Peterson Williams
EVP, General Counsel and Corporate Secretary